UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2007

Hudson Highland Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, New York 10017

(Address of principal executive offices, including zip code)

(212) 351-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 4, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Hudson Highland Group, Inc. (the “Company”) approved the payment of discretionary cash bonuses to Donald E. Bielinski, the Senior Vice President, Chairman – Asia Pacific Region and Chairman – Hudson Talent Management, and Latham Williams, the Vice President, Legal Affairs and Administration, Corporate Secretary, in recognition of their efforts in successfully completing the divestiture of the Company’s Highland Partners executive search business during 2006. Mr. Bielinski and Mr. Williams will receive cash bonuses of $100,000 and $50,000, respectively, on January 15, 2007. These payments are not based upon the Company’s 2006 Incentive Compensation Program. The performance targets previously established by the Committee for the Company’s 2006 Incentive Compensation Program were not achieved, with one exception, and therefore the Company will not pay cash bonuses to its executive officers where their performance targets were not met.

WRITTEN CONSENT ACTION OF THE

COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS

OF

HUDSON HIGHLAND GROUP, INC.

The undersigned, constituting all of the members of the Compensation Committee (the “Committee”) of the Board of Directors of Hudson Highland Group, Inc., a Delaware corporation (the ‘Corporation”), acting by written consent without a meeting pursuant to Section 141(f) of the Delaware General Corporation Law, do hereby consent to the adoption of the following resolutions:

WHEREAS, the Committee has determined it is in the best interests of the Corporation to award discretionary cash bonuses to certain executive officers in light of their efforts to successfully complete the divestiture of Highland Partners.

WHEREAS, these discretionary cash bonuses are not bonuses based on the 2006 Incentive Compensation Program.

NOW, THEREFORE, BE IT HEREBY RESOLVED, that the payment by the Corporation on January 15, 2007 of cash bonuses to Donald E. Bielinski, the Senior Vice President, Chairman-Asia Pacific Region and Chairman — Hudson Talent Management, and Latham Williams, the Vice President, Legal Affairs and Administration, and Corporate Secretary, in the amounts of $100,000 and $50,000, respectively, be and it hereby is approved.

FURTHER RESOLVED, that each of the officers of the Corporation acting singly be, and each of them acting singly hereby is, authorized and directed, in the name and on behalf of the Corporation, to negotiate, prepare, execute and deliver all such other documents and certificates and take any and all actions as such officer or officers may in his or their discretion deem necessary or appropriate in order to carry out the full intent and purposes of the foregoing resolutions, the negotiation, preparation, execution, delivery or performance thereof by such officer or officers to be conclusive evidence of the approval thereof by the Corporation.

FURTHER RESOLVED, that this Consent Action may be executed by the members of the Committee in one or more counterparts, which together shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned members of the Committee have executed this instrument as of the 4th day of January, 2007.

/s/ John J. Haley
John J. Haley

Jennifer Laing

David G. Offensend

IN WITNESS WHEREOF, the undersigned members of the Committee have executed this instrument as of the 4th day of January, 2007.

John J. Haley

/s/ Jennifer Laing
Jennifer Laing

David G. Offensend

IN WITNESS WHEREOF, the undersigned members of the Committee have executed this instrument as of the 4th day of January, 2007.

John J. Haley

Jennifer Laing

/s/ David G. Offensend
David G. Offensend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.

Date: January 9, 2007	By:	/s/ Mary Jane Raymond
Mary Jane Raymond Executive Vice President and Chief Financial Officer